UNITED STATES
                        SECURITIES AND EXCHANGE COMMISION
                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 26, 2000

                             COWLITZ BANCORPORATION
                  --------------------------------------------
             (Exact Name of Registrant as specified in its charter)


     Washington                        0-23881                    91-152984
----------------------------      -----------------          -------------------
(State or other jurisdiction      (Commission File             (IRS Employer
 of incorporation)                     Number)               Identification No.)


   927 Commerce Ave., Longview, Washington                            98632
--------------------------------------------                      --------------
  (Address of Principal Executive Office)                            (Zip Code)

         360-423-9800
---------------------------------------------------
(Registrant's telephone number including area code)



          (Former name or former address, if changed since last report)


Item 4.  Change in Certifying Public Accountants

     On October 25, 2000, the Audit Committee of Cowlitz Bancorporation (the "Company") Board of Directors approved a change in the Company's independent accountants for the fiscal year ended December 31, 2000, from Arthur Andersen LLP to Moss Adams LLP.

     The  decision  to  change  public   accountants   was  recommended  by  the
registrant's audit committee and approved by the Board of Directors.

     The client/auditor relationship between Cowlitz Bank and Arthur Andersen LLP was terminated on October 26, 2000.

     Arthur Andersen LLP's report on the financial statements for the years ended December 31, 1999 and 1998, contained no adverse opinion or disclaimer of opinion, nor was any such report qualified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 1999 and 1998, and during the interim period between January 1, 2000, and October 26, 2000, there were no disagreements with Arthur Anderson LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

     The registrant has requested that Arthur Andersen LLP furnish to the registrant a letter addressed to the Securities and Exchange Commission stating whether Arthur Andersen LLP agrees with the disclosure in response to this item 4, and if not, stating in what respects it does not agree. Arthur Andersen LLP's letter to the Commission, dated October 31, 2000, is attached as Exhibit A to this Form 8-K.

     During the two fiscal years and the subsequent interim period prior to the engagement of Moss Adams LLP on October 26, 2000, the registrant did not consult with Moss Adams LLP regarding the application of accounting principles to any specific transaction, whether completed or proposed; on the type of audit opinion that might be rendered on the registrant's financial statements; or on any matter that was either the subject of a disagreement or a reportable event.

Item 7.  Financial Statements and Exhibits

     a. Financial statements of business acquired.

              Not applicable.

     b. Exhibits.

         The following exhibits are being filed herewith and this list shall constitute the exhibit index:

              Exhibit

              October 31, 2000 Letter of Arthur Andersen LLP regarding change in independent public accountants.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                COWLITZ BANCORPORATION
                                                (Registrant)


Date: 10/26/00                                  By:/s/ Don P. Kiser
                                                   Don P. Kiser
                                                   Vice President and
                                                   Chief Financial Officer